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                            FORM OF AFFILIATES AGREEMENT

                                             , 1998


Dollar Tree Stores, Inc.
500 Volvo Parkway
Chesapeake, Virginia 23320

Ladies and Gentlemen:

     The undersigned has been advised that, as of the date of this Letter, the undersigned may be deemed to be an "affiliate" of Step Ahead Investments, Inc., a California corporation (the "Company"), (i) as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the General Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), or (ii) for purposes of the SEC's Accounting Series Releases concerning "pooling of interests" treatment for business combinations. Pursuant to the Merger Agreement, dated as of July __, 1998 (the "Agreement"), among Dollar Tree Stores, Inc., a Virginia corporation ("Parent"), Super Dollar Tree, Inc., a California corporation and wholly owned subsidiary of Parent ("Sub"), and the Company, Sub will be merged with and into the Company (the "Merger"). As a result of the Merger or the subsequent exercise of options assumed by the Parent in connection therewith, the undersigned may receive shares of Common Stock, par value $0.01 per share (the "Parent Common Stock"), of Parent in exchange for shares of common and/or preferred stock of the Company.

     The undersigned has been advised that the issuance of the Parent Common Stock to the undersigned in connection with the Merger will be registered with the SEC under the Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (i) the undersigned may be deemed to have been an affiliate of the Company within the meaning of Rule 145 and (ii) the distribution by the undersigned of the Parent Common Stock has not been registered


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under the Act, the undersigned's ability to sell, assign or transfer the Parent
Common Stock received by the undersigned in connection with the Merger may be restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited, and the undersigned has (to the extent the undersigned felt necessary) obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and Rule 145(d) of the Rules and Regulations.

     In consideration of the issuance to the undersigned of shares of Parent Common Stock pursuant to the Merger and for other valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, the undersigned hereby represents and warrants to, and covenants with, Parent that the undersigned will not sell, assign or transfer any of the Parent Common Stock received by the undersigned in connection with the Merger except (i) pursuant to an effective registration statement under the Act, (ii) in conformity with Rule 145 or (iii) in a transaction which, in the opinion of counsel satisfactory to Parent, is not required to be registered under the Act. In the event of a sale or other disposition by the undersigned of Parent Common Stock pursuant to subsection (d)(1), (2) or (3) of Rule 145, the undersigned will supply Parent with evidence of compliance with such Rule.

     The undersigned understands that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock received by the undersigned in connection with the Merger to ensure compliance with the restrictions contained in the immediately preceding paragraph. The undersigned also acknowledges and agrees that appropriate legends noting such restrictions will be placed on certificates representing the Parent Common Stock received by the undersigned in connection with the Merger or held by a transferee thereof, which legends will only be removed by delivery of substitute certificates upon receipt of an opinion in form and substance satisfactory to Parent from counsel satisfactory to Parent to the effect that such legends are no longer required for purposes of the Act.

     The undersigned acknowledges that (i) the undersigned has carefully read this letter and the requirements hereof and the limitations imposed upon the distribution, sale or other disposition of Parent Common Stock, (ii) Parent is under no obligation to register the sale, transfer or other disposition of the Parent Common Stock by the undersigned or to take any other action necessary to make compliance with an exemption from registration available solely as a result of the Merger and (iii) the receipt by Parent of this letter is an inducement and a condition to Parent's obligation to consummate the Merger.

     The undersigned further represents to, and covenants with, Parent that the undersigned has not, within the 30 days prior to the Effective Time (defined in the Agreement), sold, transferred or otherwise disposed of, or in any other way reduced the undersigned's risk with respect to, any shares of Parent Common Stock or other shares of the capital stock of Parent or shares of the capital stock of the Company held by the undersigned, and that the undersigned will not sell, transfer or otherwise


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dispose of, or in any other way reduce the undersigned's risk with respect to, any shares of Parent Common Stock received by the undersigned in the Merger or other shares of the capital stock of Parent until after such time as financial results covering at least 30 days of post merger combined operations of Parent and the Company have been published (within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies) by Parent, in the form of a post-effective amendment, issuance of a quarterly earnings report, a Form 10-K, 10-Q or 8-K filing, or any other public issuance which includes the combined sales and net income.

                              Very truly yours,

                              [Name of Affiliate]

Accepted.

Dollar Tree Stores, Inc.

By:
     ---------------------------------

     Name:
     Title:






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